SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): July 18, 2002



                            MAVERICK TUBE CORPORATION
                  _____________________________________________

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  _____________________                  ____________           _______________
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
____________________________________________________________       ____________
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          _____________________________

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Maverick  Tube  Corporation  announced on July 17, 2002 its second  quarter 2002
results.   The  press  release  is  attached  hereto  as  Exhibit  99.1  and  is incorporated herein by reference.


ITEM 9.  REGULATION FD DISCLOSURE

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its second quarter 2002 earnings conference call on Thursday July 18, 2002 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 18, 2002


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       __________________________________
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
_______        ___________

99.1           Press Release Dated July 17, 2002

99.2           Certain Historical Financial Information

                                     EX 99.1 - Press Release Dated July 17, 2002

FOR IMMEDIATE RELEASE                                July 17, 2002

For further information contact:                     Pamela G. Boone
                                                     Vice President Finance, CFO


--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                     Reports Second Quarter 2002 Results

--------------------------------------------------------------------------------

     St. Louis, July 17, 2002 ---- Maverick Tube Corporation (NYSE:MVK) announced today its results for the quarter and six months ended June 30, 2002. The Company reported second quarter net income of $980,000, or $0.03 per share, compared to net income in the same quarter last year of $14.4 million, or $0.42 per share. For the first six months of fiscal 2002, the Company recorded net income of $3.3 million or $0.09 per share, compared to net income of $18.3 million, or $0.53 per share, in the prior year period. Included in the net income for the six months ended June 30, 2002 and 2001 is income of $518,000 and a loss of $11.2 million, respectively, for the disposal of discontinued operations. Net sales were $103.2 and $203.4 million, respectively, for the quarter and six months ended June 30, 2002, compared to net sales of $134.6 and $288.0 million for the quarter and six months ended June 30, 2001.

     Total tons of the Company's energy related products shipped during the second quarter decreased 28%, compared to the second quarter of fiscal 2001. This decrease was primarily due to the decline in drilling rates in the United States of 35% during the quarter compared to the second quarter of fiscal 2001, with a 33% decrease in gas related drilling and a 42% decrease in oil related drilling. Drilling activity declined during the seasonally slow second quarter in Canada, decreasing by 42% from a year ago. Second quarter shipments of the Company's industrial products increased by 4% compared to the second quarter of fiscal 2001.

     Gregg Eisenberg, President and CEO said, "While industry conditions presented reduced opportunities for us during the quarter, we were still pleased to record a small profit. The decline in drilling, coupled with an inventory liquidation caused industry shipments of our OCTG products in the U.S. to decline by 47% from a year ago, but shipments were up by 7% from the first quarter. Import competition eased by 8% from last quarter and by 58% from a year ago. Maverick's U.S. volume in this environment increased by 27% from last quarter, but was still down by 26% from last year. Our volumes in Canada were down a bit less than the decline in drilling from last quarter. Total industrial volumes were up 9% from last quarter."

     Eisenberg went on to say "We are hopeful that things will improve in the coming quarters. While we have to overcome the impact of significant steel cost increases, we do expect to see our volumes improve significantly, with a rebound in seasonal drilling activity in Canada and some improvement in the U.S. as well. Competition from inventories and imports is subsiding and prices of our energy products are beginning to rise. Finally, the tight steel market that has constrained our supplies in the last few quarters is beginning to ease with the new supplies from domestic mill restarts. Still, the timing and amount of a drilling rebound remains unclear."

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry in drilling, production, well servicing and line pipe applications as well as industrial tubing products (HSS, and standard pipe) used in various industrial applications. This news release contains forward-looking information with respect to Maverick's operations and beliefs. Actual results may differ from these forward looking statements due to numerous factors, including those described under "Risk Factors" and elsewhere in Maverick's Form 10-K for its year ended December 31, 2001.

                               - Table attached -

                                            MAVERICK TUBE CORPORATION

                                      SELECTED CONSOLIDATED FINANCIAL DATA
                                   For the Second Quarter Ended June 30, 2002
                        (In thousands, except rig count, tons shipped and per share data)
                                                   (Unaudited)

                                                    Second Quarter Ended June 30,   Six Months Ended June 30,
                                                    -----------------------------   -------------------------
                                                          2002         2001            2002           2001
                                                    -----------------------------   -------------------------
Average U.S. Rig Count                                      806        1,237             812          1,188
Average Canadian Rig Count                                  147          252             265            384

Tons shipped                                            179,371      225,320         363,854        469,518

Net sales                                              $103,240     $134,561        $203,436       $288,036
Gross profit (1)                                         12,227       30,991          23,173         62,072
Start-up costs (2)                                           --           37              --          1,101
Income from operations                                    2,514       23,095           6,596         46,658
Income from continuing operations
  before income taxes and
  extraordinary item                                      1,620       22,161           5,107         45,067
Income from continuing operations
  before extraordinary item                                 980       14,430           3,046         29,454
Income (loss) from disposal of
  discontinued operations (3)                                --           --             518        (11,197)
Income before extraordinary loss                            980       14,430           3,564         18,257
Extraordinary loss, net of income tax (4)                    --           --             227             --
Net  income                                                $980      $14,430          $3,337        $18,257

Basic earnings per share from
  continuing operations before
  extraordinary item                                      $0.03        $0.43           $0.09          $0.87
Basic earnings per share before
  extraordinary loss                                      $0.03        $0.43           $0.10          $0.54
Basic earnings per share                                  $0.03        $0.43           $0.09          $0.54

Diluted earnings per share from
  continuing operations before
  extraordinary item                                      $0.03        $0.42           $0.09          $0.85
Dilured earnings per share before
  extraordinary loss                                      $0.03        $0.42           $0.10          $0.53
Diluted earnings per share                                $0.03        $0.42           $0.09          $0.53

Weighted average number of
  shares deemed outstanding (5)                      37,974,412   34,590,068      35,762,074     34,582,766

Working capital                                                                     $155,717       $138,167
Property, plant and equipment-net                                                    168,079        162,615
Goodwill (6)                                                                          42,110             --
Total assets                                                                         442,783        387,039

Long-term debt                                                                       $31,572        $63,510
Stockholders' equity (5)                                                             340,121        232,682

Depreciation and amortization                                                        $10,080         $7,752

(1) During the fourth quarter of fiscal 2001, the Company decided to close the Longview, Washington facility and relocated most of that facility's production equipment to Hickman, Arkansas. During the first quarter of fiscal 2002, the Company incurred additional costs of $681,000 related to the closing of the facility. These costs were included in cost of goods sold, thereby reducing income from continuing operations before extraordinary items by $0.02 per share.

(2) During calendar 2000, the Company constructed a new production facility in Hickman, Arkansas. Start-up costs for the quarter and six months ended June 30, 2001 were $37,000 and $1.1 million, respectively. These costs, which were comprised primarily of manufacturing costs incurred prior to the fully integrated operation of the facility, decreased net income for the six months ended June 30, 2001 by $0.02 per share.

(3) On April 17, 2001, the Company recorded an estimated loss on its DOM business of approximately $11.2 million (net of $6.3 million of taxes), or $0.32 per share, including the provision for the loss on disposal and operating losses from January 1, 2001 through the phase-out period. On March 29, 2002, the Company completed the sale of its DOM assets for $8.1 million, consisting of cash in the amount of $1.3 million and the buyer's nine year secured promissory note for the balance. The Company guaranteed certain payment obligations to third parties totaling approximately $3.2 million. In connection with the guarantees, the Company was granted liens and appropriate subrogation rights in the assets conveyed to the buyer. The Company recorded income in the first quarter of 2002 from the disposal of these assets of $518,000 (net of $250,000 of taxes).

(4) On March 29, 2002, the Company obtained a new $150.0 million U.S. and Canadian senior credit facility that repaid and replaced the existing bank borrowings. The Company incurred an extraordinary loss resulting from the establishment of its new credit facility, due to the write-off of bank fees that had been previously deferred of $227,000 (net of $137,000 of taxes) or $0.01 per diluted share.

(5) During the second quarter, the Company issued 5.8 million of its common shares in an underwritten public offering. The net proceeds of this offering were approximately $80.0 million and were primarily used to pay down indebtedness.

(6) On March 29, 2002, the Company acquired 100 percent of the outstanding capital stock of Precision Tube Holding Corporation. The aggregate purchase price for the Precision Tube stock was $60.9 million, consisting of $58.6 million in cash (which amount includes an upward adjustment to reflect the cash on hand as of the closing date) and 200,000 shares of Maverick common stock valued at $2.3 million. The value of the 200,000 shares of common stock was determined based on the average closing price of Maverick's common stock for the two days prior to and after the announcement of the acquisition. The cash portion of the purchase price remains subject to a working capital adjustment and other adjustments that are expected upon completion of an audit and other asset valuations. Thus, the allocation of the purchase price is subject to change. The results of Precision's operations have been included in the consolidated financial statements since the date of acquisition. Precision is a supplier of coiled steel pipe for use in down-hole well servicing and line pipe applications.

7/17/02

                              Ex 99.2 - Certain Historical Financial Information

                                                      3/31/2002    6/30/2002       9/30/2002     12/31/2002        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               818           806
    Import Market Share (Estimate)                        22.6%         21.5%
    Inventory Change (Estimate)                         (71,887)      (52,000)                                  (123,887)


    Energy Net Selling Price                      $      570.47     $  570.83
    Total Cost/Ton                                $      549.21     $  530.32

Canadian:
    Rig Count                                               383           147
    Total OCTG Shipments (Estimate)                     205,135        97,002                                    302,137
    OCTG Import Market Share (Estimate)                   27.2%         34.9%
    OCTG Inventory Change (Estimate)                    (59,548)          559                                    (58,989)

    Energy Net Selling Price                      $      636.91     $  648.68
    Total Cost/Ton                                $      464.75     $  475.53

Coiled Tubing:

    Energy Net Selling Price                      $           -     $2,621.99
    Total Cost/Ton                                $           -     $2,251.37


    U.S. Domestic Shipments                              74,770        91,042                                    165,812

    Revenues                                      $      42,654     $  51,970                                 $   94,624
    Costs                                                41,064        48,282                                     89,346
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,590     $   3,688                                 $    5,278
    Gross Profit Margin                                    3.7%          7.1%                                       5.6%


    Canadian Shipments                                   61,733        32,548                                     94,281

    Revenues                                      $      39,319     $  21,113                                 $   60,432
    Costs                                                28,690        15,478                                     44,168
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      10,628     $   5,636                                 $   16,264
    Gross Profit Margin                                   27.0%         26.7%                                      26.9%


    Coiled Tubing:

    Coiled Tubing Shipments                                   -         3,395                                      3,395

    Revenues                                      $           -     $   8,902                                 $    8,902
    Costs                                                     -         7,643                                      7,643
                                              --------------------------------------------------------------------------
    Gross Profit                                  $           -     $   1,258                                 $    1,258
    Gross Profit Margin                                    0.0%        14.14%                                     14.14%


    Total Energy Shipments                              136,503       126,985                                    263,488
    Total Energy Revenues                         $      81,973     $  81,985                                 $  163,958
    Total Energy Costs                                   69,755        71,403                                    141,158
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      12,218     $  10,582                                 $   22,800
    Total Energy Gross Profit Margin                      14.9%         12.9%                                      13.9%

Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      390.54     $  411.25
    Total Cost Per Ton                            $      408.55     $  366.29

Canadian:
    Industrial Products Net Selling Price         $      424.16     $  478.20
    Total Cost Per Ton                            $      421.76     $  441.00


    U.S. Domestic Shipments                              39,425        40,763                                     80,188

    Revenues                                      $      15,397     $  16,764                                 $   32,161
    Costs                                                16,107        14,931                                     31,038
                                              --------------------------------------------------------------------------
    Gross Profit                                  $        (710)    $   1,833                                 $    1,123
    Gross Profit Margin                                   -4.6%         10.9%                                       3.5%


    Canadian Shipments                                    5,426         8,037                                     13,463

    Revenues                                      $       2,301     $   3,844                                 $    6,145
    Costs                                                 2,288         3,545                                      5,833
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          13     $     299                                 $      312
    Gross Profit Margin                                    0.6%          7.8%                                       5.1%


    Total Industrial Shipments                           44,851        48,800                                     93,651
    Total Industrial Revenues                     $      17,698     $  20,607                                 $   38,306
    Total Industrial Costs                               18,395        18,476                                     36,871
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $        (697)    $   2,132                                 $    1,435
    Total Industrial Gross Profit Margin                  -3.9%         10.3%                                       3.7%

Other:
Assumptions:
    Tolling Selling Volume                                3,129         3,585                                      6,714
    Tolling Net Selling Price                     $      167.60     $  180.63
    Tolling Other Cost/Ton                        $      152.07     $  135.61

    Revenues                                      $         524     $     648                                 $    1,172
    Costs                                                   476           486                                        962
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          49     $     161                                 $      210
    Gross Profit Margin                                    9.3%         24.9%                                      17.9%


    Consolidated Volume                                 184,483       179,371                                    363,853
    Consolidated Net Sales                        $     100,196     $ 103,240                                 $  203,436
    Consolidated Gross Profit                            11,570        12,875                                     24,445
    Consolidated Gross Profit Margin                      11.5%         12.5%                                      12.0%

    Canadian Depreciation                                   624           648                                      1,272

    Selling, General & Administrative                     6,864         9,713                                     16,577

    Interest Expense (Net)                                  595           894                                      1,489

    Income (Loss) Before Income Taxes                     3,487         1,620                                      5,107

    Taxes                                                 1,421           640                                      2,061

    Tax Effected Discontinued DOM Operations               (518)            -                                       (518)

    Income (Loss) Before Extraordinary Items              2,584           980                                      3,564

    Extraordinary Item (net of Income Tax)                  227             -                                        227
                                              --------------------------------------------------------------------------
    Net Income                                    $       2,357     $     980                                 $    3,337
                                              ==========================================================================
    EPS                                           $        0.07     $    0.03                                 $     0.09
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 33,525,942    37,974,412                                 35,762,074

                                                      3/31/2001    6/30/2001       9/30/2001     12/31/2001        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                             1,139         1,237          1,241          1,008
    Import Market Share (Estimate)                        27.3%         29.6%          32.3%          28.5%
    Inventory Change (Estimate)                           9,411        89,478        (22,029)       (91,509)     (14,649)


    Energy Net Selling Price                      $      695.20     $  655.39     $   640.17      $  628.25
    Total Cost/Ton                                $      553.11     $  488.19     $   516.54      $  547.43

Canadian:
    Rig Count                                               515           252            320            278
    Total OCTG Shipments (Estimate)                     213,649       129,570        131,961        156,613      631,793
    OCTG Import Market Share (Estimate)                   30.0%         28.0%          37.0%          36.0%
    OCTG Inventory Change (Estimate)                    (14,566)      (35,666)        11,089         12,136      (27,007)

    Energy Net Selling Price                      $      702.38     $  655.49     $   659.97      $  614.69
    Total Cost/Ton                                $      504.72     $  463.39     $   462.59      $  446.94


    U.S. Domestic Shipments                              99,758       115,319        116,328         84,336      415,741

    Revenues                                      $      69,352     $  75,579     $   74,470      $  52,984   $  272,385
    Costs                                                55,177        56,297         60,088         46,168      217,730
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      14,175     $  19,281     $   14,382      $   6,816   $   54,654
    Gross Profit Margin                                   20.4%         25.5%          19.3%          12.9%        20.1%


    Canadian Shipments                                   87,901        56,977         63,728         55,883      264,489

    Revenues                                      $      61,740     $  37,348     $   42,058      $  34,351   $  175,497
    Costs                                                44,365        26,403         29,480         24,977      125,224
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      17,374     $  10,945     $   12,579      $   9,374   $   50,272
    Gross Profit Margin                                   28.1%         29.3%          29.9%          27.3%        28.6%


    Total Energy Shipments                              187,659       172,296        180,056        140,219      680,230
    Total Energy Revenues                         $     131,092     $ 112,926     $  116,528      $  87,335   $  447,881
    Total Energy Costs                                   99,543        82,700         89,567         71,145      342,955
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      31,549     $  30,226     $   26,961      $  16,190   $  104,927
    Total Energy Gross Profit Margin                      24.1%         26.8%          23.1%          18.5%        23.4%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      422.93     $  423.17     $   401.45      $  395.64
    Total Cost Per Ton                            $      409.96     $  406.34     $   419.41      $  399.84

Canadian:
    Industrial Products Net Selling Price         $      436.28     $  416.00     $   400.27      $  358.64
    Total Cost Per Ton                            $      438.11     $  361.94     $   378.92      $  436.02


    U.S. Domestic Shipments                              37,598        38,903         37,528         38,109      152,139

    Revenues                                      $      15,901     $  16,463     $   15,066      $  15,077   $   62,507
    Costs                                                15,414        15,808         15,740         15,237       62,199
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         488     $     655     $     (674)     $    (160)  $      308
    Gross Profit Margin                                    3.1%          4.0%          -4.5%           -1.1%        0.5%


    Canadian Shipments                                   11,632         8,008          6,053          5,011       30,704

    Revenues                                      $       5,075     $   3,331     $    2,423      $   1,797   $   12,626
    Costs                                                 5,096         2,898          2,294          2,185       12,473
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         (21)    $     433     $      129      $    (388)  $      153
    Gross Profit Margin                                   -0.4%         13.0%           5.3%         -21.6%         1.2%


    Total Industrial Shipments                           49,230        46,911         43,581         43,120      182,842
    Total Industrial Revenues                     $      20,976     $  19,794     $   17,489      $  16,874   $   75,133
    Total Industrial Costs                               20,510        18,706         18,034         17,422       74,672
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $         467     $   1,088     $     (545)     $    (548)  $      462
    Total Industrial Gross Profit Margin                   2.2%          5.5%          -3.1%          -3.2%         0.6%

Other:
Assumptions:
    Tolling Selling Volume                                7,310         6,112          6,996          3,502       23,919
    Tolling Net Selling Price                     $      192.41     $  301.21     $   265.91      $  138.15
    Tolling Other Cost/Ton                        $      148.25     $  151.04     $    73.78      $  139.00

    Revenues                                      $       1,406     $   1,841     $    1,860      $     484   $    5,591
    Costs                                                 1,084           923            516            487        3,010
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         323     $     918     $    1,344      $      (3)  $    2,582
    Gross Profit Margin                                   23.0%         49.9%          72.3%          -0.6%        46.2%


    Consolidated Volume                                 244,198       225,320        230,633        186,841      886,991
    Consolidated Net Sales                        $     153,474     $ 134,561     $  135,877      $ 104,693   $  528,606
    Consolidated Gross Profit                            32,339        32,231         27,760         15,639      107,970
    Consolidated Gross Profit Margin                      21.1%         24.0%          20.4%          14.9%        20.4%

    Start-Up                                              1,064            37              -              -        1,101

    Canadian Depreciation                                 1,258         1,240          1,206          1,175        4,879

    Selling, General & Administrative                     6,454         7,859          7,056          7,555       28,924

    Interest Expense (Net)                                  657           934            797            702        3,090

    Income (Loss) Before Income Taxes                    22,906        22,161         18,701          6,207       69,975

    Taxes                                                 7,882         7,731          6,344          2,288       24,245

    Tax Effected Discontinued DOM Operations             11,197             -              -              -       11,197

    Tax Effected Restructuring Charge                         -             -              -          5,594        5,594

    Tax Effected Transaction Costs                            -             -            898              -          898
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       3,827     $  14,430     $   11,459      $  (1,675)  $   28,041
                                              ==========================================================================
    EPS                                           $        0.11     $    0.42     $     0.34      $   (0.05)  $     0.82
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,574,692    34,590,068     34,181,324     32,805,819

                                                      3/31/2000    6/30/2000       9/30/2000     12/31/2000        Total
                                             ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               770           842            981           1076
    Import Market Share (Estimate)                        28.0%         30.7%          30.3%          34.8%
    Inventory Change (Estimate)                         101,000       120,000         81,000        133,602      435,602

    Energy Net Selling Price                      $      612.40     $  631.17     $   673.20      $  684.34
    Total Cost/Ton                                $      561.12     $  554.01     $   570.81      $  577.07


Canadian:
    Rig Count                                               469           216            313            380
    Total OCTG Shipments (Estimate)                     196,528       156,630        172,598        212,801      738,557
    OCTG Import Market Share (Estimate)                   38.0%         36.0%          31.0%          39.0%
    OCTG Inventory Change (Estimate)                     13,548        13,973        (12,943)       (11,321)       3,257

    Energy Net Selling Price                      $      747.34     $  710.55     $   703.97      $  673.51
    Total Cost/Ton                                $      570.97     $  565.74     $   597.70      $  530.39


    U.S. Domestic Shipments                              79,948        84,935         92,268         84,459      341,610

    Revenues                                      $      48,960     $  53,608     $   62,115      $  57,804   $  222,487
    Costs                                                44,860        47,055         52,668         48,739      193,321
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       4,100     $   6,553     $    9,447      $   9,065   $   29,166
    Gross Profit Margin                                    8.4%         12.2%          15.2%          15.7%        13.1%


    Canadian Shipments                                   81,994        67,253         70,181        105,664      325,092

    Revenues                                      $      58,868     $  47,787     $   49,405      $  71,167   $  227,227
    Costs                                                46,816        38,047         41,947         56,043      182,854
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      12,051     $   9,739     $    7,458      $  15,123   $   44,373
    Gross Profit Margin                                   20.5%         20.4%          15.1%          21.3%        19.5%


    Total Energy Shipments                              161,942       152,188        162,449        190,123      666,702
    Total Energy Revenues                         $     107,828     $ 101,395     $  111,520      $ 128,970   $  449,714
    Total Energy Costs                                   91,677        85,102         94,615        104,782      376,175
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      16,152     $  16,293     $   16,906      $  24,189   $   73,538
    Total Energy Gross Profit Margin                      15.0%         16.1%          15.2%          18.8%        16.4%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      448.52     $  462.26     $   467.29      $  444.05
    Total Cost Per Ton                            $      419.83     $  437.92     $   445.79      $  428.90

Canadian:
    Industrial Products Net Selling Price         $      467.62     $  499.22     $   445.74      $  473.58
    Total Cost Per Ton                            $      459.37     $  399.97     $   449.54      $  463.24

    U.S. Domestic Shipments                              40,199        35,778         36,115         44,988      157,080

    Revenues                                      $      18,030     $  16,539     $   16,876      $  19,977   $   71,422
    Costs                                                16,877        15,668         16,100         19,295       67,940
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,153     $     871     $      776      $     682   $    3,482
    Gross Profit Margin                                    6.4%          5.3%           4.6%           3.4%         4.9%


    Canadian Shipments                                   11,760        10,231          9,869          9,144       41,004

    Revenues                                      $       5,499     $   5,107     $    4,399      $   4,331   $   19,337
    Costs                                                 5,402         4,092          4,436          4,236       18,167
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          97     $   1,015     $      (37)     $      95   $    1,170
    Gross Profit Margin                                    1.8%         19.9%          -0.8%           2.2%         6.0%

    Total Industrial Shipments                           51,959        46,009         45,984         54,132      198,084
    Total Industrial Revenues                     $      23,529     $  21,646     $   21,276      $  24,308   $   90,759
    Total Industrial Costs                               22,279        19,760         20,536         23,531       86,107
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,250     $   1,886     $      739      $     777   $    4,652
    Total Industrial Gross Profit Margin                   5.3%          8.7%           3.5%           3.2%         5.1%

Other:
Assumptions:
    Tolling Selling Volume                                7,907         1,842          5,437         11,258       26,444
    Tolling Net Selling Price                     $      149.55     $  170.20     $   217.76      $  155.77
    Tolling Other Cost/Ton                        $      113.26     $  149.03     $   143.51      $   92.44


    Revenues                                      $       1,183     $     314     $    1,184      $   1,753   $    4,433
    Costs                                                   896           275            780          1,041        2,991
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         287     $      39     $      404      $     713   $    1,442
    Gross Profit Margin                                   24.3%         12.4%          34.1%          40.6%        32.5%


    Consolidated Volume                                 221,808       200,039        213,870        255,513      891,230
    Consolidated Net Sales                        $     132,540     $ 123,355     $  133,980      $ 155,032   $  544,906
    Consolidated Gross Profit                            17,643        18,255         18,057         25,680       79,632
    Consolidated Gross Profit Margin                      13.3%         14.8%          13.5%          16.6%        14.6%

    Start-Up                                                  -             -            615           (348)         267

    Canadian Depreciation                                 1,159         1,145          1,249          1,259        4,812

    Selling, General & Administrative                     5,678         6,428          6,090          6,973       25,169

    Interest Expense (Net)                                  549           839            731          1,023        3,142

    Income Before Income Taxes                           10,256         9,844          9,372         16,772       46,243

    Taxes                                                 4,099         3,460          3,077          6,097       16,733

    Tax Effected Discontinued DOM Operations                604           160            566            790        2,120

    Tax Effected Transaction Costs                            -             -          9,436              -        9,436

    Tax Effected Inventory Reserve
    Adjustments                                               -             -          1,391              -        1,391
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       5,553     $   6,224     $   (5,098)     $   9,886   $   16,563
                                              ==========================================================================
    EPS                                           $        0.16     $    0.18     $    (0.15)     $    0.29   $     0.48
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 34,486,696    34,596,811     33,674,011     34,477,166

                                                      3/31/1999    6/30/1999       9/30/1999     12/31/1999        Total
                                             ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               554           524            649            775
    Import Market Share (Estimate)                         9.2%          8.6%           7.1%          17.0%
    Inventory Change (Estimate)                         (66,000)      (79,377)       (24,000)        15,000     (154,377)

    Energy Net Selling Price                      $      552.36     $  529.37     $   526.07      $  554.64
    Total Cost/Ton                                $      623.42     $  548.36     $   512.60      $  528.45


Canadian:
    Rig Count                                               290           104            253            337
    Total OCTG Shipments (Estimate)                      80,358        62,611        135,694        184,968      463,632
    OCTG Import Market Share (Estimate)                   26.0%         37.0%          30.0%          40.0%
    OCTG Inventory Change (Estimate)                    (24,548)      (25,945)         1,432         54,574        5,512

    Energy Net Selling Price                      $      682.16     $  655.71     $   639.01      $  653.20
    Total Cost/Ton                                $      578.61     $  559.15     $   550.99      $  538.77



    U.S. Domestic Shipments                              30,243        47,413         66,662         89,450      233,768

    Revenues                                      $      16,705     $  25,099     $   35,069      $  49,612   $  126,485
    Costs                                                18,854        25,999         34,171         47,270      126,294
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      (2,149)    $    (900)    $      898      $   2,342   $      191
    Gross Profit Margin                                  -12.9%         -3.6%           2.6%           4.7%         0.2%


    Canadian Shipments                                   35,751        22,891         47,022         82,425      188,089

    Revenues                                      $      24,388     $  15,010     $   30,048      $  53,840   $  123,285
    Costs                                                20,686        12,800         25,909         44,408      103,802
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,702     $   2,210     $    4,139      $   9,432   $   19,483
    Gross Profit Margin                                   15.2%         14.7%          13.8%          17.5%        15.8%

    Total Energy Shipments                               65,994        70,304        113,684        171,875      421,857
    Total Energy Revenues                         $      41,093     $  40,109     $   65,116      $ 103,452   $  249,770
    Total Energy Costs                                   39,540        38,799         60,080         91,678      230,097
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $       1,553     $   1,310     $    5,037      $  11,774   $   19,673
    Total Energy Gross Profit Margin                       3.8%          3.3%           7.7%          11.4%         7.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      433.35     $  418.92     $   437.57      $  436.67
    Total Cost Per Ton                            $      399.11     $  381.93     $   395.42      $  414.07


Canadian:
    Industrial Products Net Selling Price         $      477.55     $  462.48     $   450.11      $  456.95
    Total Cost Per Ton                            $      475.03     $  455.28     $   472.03      $  438.02



    U.S. Domestic Shipments                              37,829        37,131         37,804         40,351      153,115

    Revenues                                      $      16,393     $  15,555     $   16,542      $  17,620   $   66,110
    Costs                                                15,098        14,181         14,948         16,708       60,936
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       1,295     $   1,373     $    1,593      $     912   $    5,175
    Gross Profit Margin                                    7.9%          8.8%           9.6%           5.2%         7.8%


    Canadian Shipments                                    5,723         8,624         12,329         11,457       38,133

    Revenues                                      $       2,733     $   3,989     $    5,550      $   5,235   $   17,507
    Costs                                                 2,719         3,926          5,820          5,018       17,483
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          15     $      63     $     (270)     $     217   $       24
    Gross Profit Margin                                    0.5%          1.6%          -4.9%           4.1%         0.1%


    Total Industrial Shipments                           43,552        45,755         50,133         51,808      191,248
    Total Industrial Revenues                     $      19,127     $  19,544     $   22,092      $  22,855   $   83,617
    Total Industrial Costs                               17,816        18,108         20,768         21,726       78,419
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       1,310     $   1,436     $    1,323      $   1,129   $    5,199
    Total Industrial Gross Profit Margin                   6.9%          7.3%           6.0%           4.9%         6.2%

Other:
Assumptions:
    Tolling Selling Volume                                    -             -          3,642          5,984        9,626
    Tolling Net Selling Price                     $           -     $       -     $   148.65      $  144.44
    Tolling Other Cost/Ton                        $           -     $       -     $   115.74      $  114.83

    Revenues                                      $          (2)    $       -     $      541      $     864   $    1,403
    Costs                                                  (189)            -            422            687          920
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         186     $       -     $      120      $     177   $      484
    Gross Profit Margin                                -7616.8%          0.0%          22.1%          20.5%        34.5%


    Consolidated Volume                                 109,546       116,059        167,459        229,667      622,731
    Consolidated Net Sales                        $      60,217     $  59,652     $   87,749      $ 127,172   $  334,791
    Consolidated Gross Profit                             3,049         2,746          6,480         13,080       25,355
    Consolidated Gross Profit Margin                       5.1%          4.6%           7.4%          10.3%         7.6%

    Start-Up                                              1,231           826            967              1        3,024

    Canadian Depreciation                                   629         1,108          1,124          1,211        4,072

    Selling, General & Administrative                     5,322         4,995          5,127          7,232       22,676

    Interest Expense (Net)                                  433           447            601            257        1,738

    Income (Loss) Before Income Taxes                    (4,565)       (4,629)        (1,339)         4,379       (6,154)

    Taxes                                                (1,497)       (1,309)           103          2,130         (574)

    Tax Effected Discontinued DOM Operations                  -             -              -            687          687
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $      (3,068)    $  (3,320)    $   (1,442)     $   1,563   $   (6,267)
                                              ==========================================================================
    EPS                                           $       (0.10)    $   (0.11)    $    (0.05)     $    0.05   $    (0.21)
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,159,971    31,159,971     31,160,536     34,248,990

                                                      3/31/1998    6/30/1998       9/30/1998     12/31/1998        Total
                                              --------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               968           864            796            692
    Import Market Share (Estimate)                        19.9%         17.5%          21.3%          11.3%
    Inventory Change (Estimate)                          65,000        83,343        (70,000)      (153,000)     (74,657)

    Energy Net Selling Price                      $      719.97     $  708.42     $   662.05      $  614.95
    Total Cost/Ton                                $      617.11     $  636.79     $   632.95      $  637.22

Canadian:
    Rig Count                                               459           174            205            201
    Total OCTG Shipments (Estimate)                     222,997       102,515         97,003         84,106      506,622
    OCTG Import Market Share (Estimate)                   34.0%         32.0%          31.0%          23.0%
    OCTG Inventory Change (Estimate)                     64,454         2,197        (26,636)       (16,140)      22,993

    Energy Net Selling Price                      $      774.31     $  762.86     $   716.06      $  684.78
    Total Cost/Ton                                $      617.46     $  591.29     $   568.46      $  561.67


    U.S. Domestic Shipments                              69,045        51,849         47,587         40,640      209,121

    Revenues                                      $      49,710     $  36,731     $   31,505      $  24,992   $  142,937
    Costs                                                42,609        33,017         30,120         25,897      131,643
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       7,102     $   3,714     $    1,384      $    (905)  $   11,295
    Gross Profit Margin                                   14.3%         10.1%           4.4%          -3.6%         7.9%


    Canadian Shipments                                   52,139        25,784         28,100         36,255      142,278

    Revenues                                      $      40,372     $  19,670     $   20,121      $  24,827   $  104,989
    Costs                                                32,194        15,246         15,974         20,363       83,777
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       8,178     $   4,424     $    4,148      $   4,464   $   21,213
    Gross Profit Margin                                   20.3%         22.5%          20.6%          18.0%        20.2%

    Total Energy Shipments                              121,184        77,633         75,687         76,895      351,399
    Total Energy Revenues                         $      90,082     $  56,400     $   51,626      $  49,818   $  247,927
    Total Energy Costs                                   74,802        48,263         46,094         46,260      215,419
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      15,280     $   8,138     $    5,532      $   3,558   $   32,508
    Total Energy Gross Profit Margin                      17.0%         14.4%          10.7%           7.1%        13.1%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      494.04     $  482.79     $   477.98      $  458.79
    Total Cost Per Ton                            $      417.55     $  435.21     $   427.11      $  413.43

Canadian:
    Industrial Products Net Selling Price         $      599.99     $  556.56     $   502.30      $  487.07
    Total Cost Per Ton                            $      591.15     $  559.21     $   540.40      $  497.64

    U.S. Domestic Shipments                              42,178        41,134         42,319         35,511      161,142

    Revenues                                      $      20,838     $  19,859     $   20,268      $  16,332   $   77,297
    Costs                                                17,612        17,902         18,075         14,681       68,269
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       3,227     $   1,957     $    2,193      $   1,651   $    9,028
    Gross Profit Margin                                   15.5%          9.9%          10.8%          10.1%        11.7%


    Canadian Shipments                                    5,409         5,333          4,814          5,735       21,291

    Revenues                                      $       3,245     $   2,968     $    2,418      $   2,794   $   11,425
    Costs                                                 3,198         2,982          2,601          2,854       11,635
                                              --------------------------------------------------------------------------
    Gross Profit                                  $          48     $     (14)    $     (183)     $     (60)  $     (210)
    Gross Profit Margin                                    1.5%         -0.5%          -7.6%          -2.2%        -1.8%

    Total Industrial Shipments                           47,587        46,467         47,133         41,246      182,433
    Total Industrial Revenues                     $      24,083     $  22,827     $   22,686      $  19,126   $   88,722
    Total Industrial Costs                               20,809        20,884         20,676         17,535       79,905
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       3,274     $   1,943     $    2,010      $   1,590   $    8,818
    Total Industrial Gross Profit Margin                  13.6%          8.5%           8.9%           8.3%         9.9%

Other:
Assumptions:
    Tolling Selling Volume                                8,892         3,516          2,804          2,339       17,551
    Tolling Net Selling Price                     $      149.01     $  157.11     $   146.11      $  154.35
    Tolling Other Cost/Ton                        $      109.99     $  131.03     $   120.95      $  114.97


    Revenues                                      $       1,325     $     552     $      410      $     361   $    2,648
    Costs                                                   978           461            339            269        2,047
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         347     $      92     $       71      $      92   $      601
    Gross Profit Margin                                   26.2%         16.6%          17.2%          25.5%        22.7%


    Consolidated Volume                                 177,663       127,616        125,624        120,480      551,383
    Consolidated Net Sales                        $     115,490     $  79,780     $   74,722      $  69,305   $  339,297
    Consolidated Gross Profit                            18,901        10,172          7,613          5,241       41,927
    Consolidated Gross Profit Margin                      16.4%         12.8%          10.2%           7.6%        12.4%

    Start-Up                                                  -             -              -          1,465        1,465

    Canadian Depreciation                                   621           601            546            614        2,383

    Selling, General & Administrative                     4,287         4,675          6,847          4,672       20,482

    Interest Expense (Net)                                  153           459            515            411        1,537

    Income (Loss)Before Income Taxes                     13,840         4,437           (295)        (1,921)      16,060

    Taxes                                                 4,892         1,529           (394)          (331)       5,696
                                              --------------------------------------------------------------------------
    Net Income (Loss)                             $       8,948     $   2,907     $       99      $  (1,590)  $   10,365
                                              ==========================================================================
    EPS                                           $        0.28     $    0.09     $     0.00      $   (0.05)  $     0.33
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,678,128    31,632,488     31,399,074     31,159,971

                                                      3/31/1997    6/30/1997       9/30/1997     12/31/1997        Total
                                              --------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
    Rig Count                                               853           933            992            997
    Import Market Share (Estimate)                       19.43%        17.35%         19.52%         18.88%
    Inventory Change (Estimate)                          72,000       173,000         35,000         69,000      349,000

    Energy Net Selling Price                      $      658.14     $  670.46     $   691.03      $  705.75
    Total Cost/Ton                                $      582.52     $  579.68     $   564.37      $  590.42


Canadian:
    Rig Count                                               395           255            398            451
    Total OCTG Shipments (Estimate)                     196,211       148,812        212,746        251,327      809,096
    OCTG Import Market Share (Estimate)                   31.0%         24.0%          23.0%          32.0%
    OCTG Inventory Change (Estimate)                      2,315        21,495          3,638         37,148       62,281

    Energy Net Selling Price                      $      775.53     $  760.00     $   763.17      $  755.87
    Total Cost/Ton                                $      596.52     $  591.61     $   594.74      $  580.53



    U.S. Domestic Shipments                              75,090        85,569         96,918         94,767      352,344

    Revenues                                      $      49,418     $  57,370     $   66,973      $  66,882   $  240,644
    Costs                                                43,741        49,603         54,698         55,952      203,994
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       5,677     $   7,768     $   12,275      $  10,930   $   36,650
    Gross Profit Margin                                   11.5%         13.5%          18.3%          16.3%        15.2%


    Canadian Shipments                                   78,017        63,949         72,687         86,271      300,924

    Revenues                                      $      60,505     $  48,601     $   55,473      $  65,210   $  229,788
    Costs                                                46,539        37,833         43,230         50,083      177,685
                                              --------------------------------------------------------------------------
    Gross Profit                                  $      13,966     $  10,768     $   12,243      $  15,127   $   52,104
    Gross Profit Margin                                   23.1%         22.2%          22.1%          23.2%        22.7%

    Total Energy Shipments                              153,107       149,518        169,605        181,038      653,268
    Total Energy Revenues                         $     109,923     $ 105,971     $  122,446      $ 132,092   $  470,432
    Total Energy Costs                                   90,280        87,436         97,927        106,035      381,678
                                              --------------------------------------------------------------------------
    Total Energy Gross Profit                     $      19,642     $  18,536     $   24,518      $  26,057   $   88,754
    Total Energy Gross Profit Margin                      17.9%         17.5%          20.0%          19.7%        18.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      496.67     $  500.52     $   497.34      $  498.19
    Total Cost Per Ton                            $      439.04     $  441.89     $   447.56      $  425.91

Canadian:
    Industrial Products Net Selling Price         $      659.27     $  643.69     $   639.00      $  586.65
    Total Cost Per Ton                            $      564.99     $  596.69     $   550.81      $  504.02

    U.S. Domestic Shipments                              34,972        34,561         36,813         39,342      145,688

    Revenues                                      $      17,370     $  17,298     $   18,308      $  19,600   $   72,577
    Costs                                                15,354        15,272         16,476         16,756       63,858
                                              --------------------------------------------------------------------------
    Gross Profit                                  $       2,016     $   2,026     $    1,833      $   2,844   $    8,718
    Gross Profit Margin                                   11.6%         11.7%          10.0%          14.5%        12.0%


    Canadian Shipments                                    7,636         7,648          6,826          6,038       28,148

    Revenues                                      $       5,034     $   4,923     $    4,362      $   3,542   $   17,861
    Costs                                                 4,314         4,563          3,760          3,043       15,681
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         720     $     359     $      602      $     499   $    2,180
    Gross Profit Margin                                   14.3%          7.3%          13.8%          14.1%        12.2%


    Total Industrial Shipments                           42,608        42,209         43,639         45,380      173,836
    Total Industrial Revenues                     $      22,404     $  22,221     $   22,670      $  23,142   $   90,437
    Total Industrial Costs                               19,668        19,836         20,236         19,799       79,539
                                              --------------------------------------------------------------------------
    Total Industrial Gross Profit                 $       2,735     $   2,386     $    2,435      $   3,343   $   10,898
    Total Industrial Gross Profit Margin                  12.2%         10.7%          10.7%          14.4%        12.1%

Other:
Assumptions:
    Tolling Selling Volume                               11,546         5,358         12,024         14,029       42,957
    Tolling Net Selling Price                     $      161.00     $  163.18     $   152.95      $  144.07
    Tolling Other Cost/Ton                        $       96.10     $  103.39     $    98.21      $   82.61

    Revenues                                      $       1,859     $     874     $    1,839      $   2,021   $    6,594
    Costs                                                 1,110           554          1,181          1,159        4,003
                                              --------------------------------------------------------------------------
    Gross Profit                                  $         749     $     320     $      658      $     862   $    2,590
    Gross Profit Margin                                   40.3%         36.6%          35.8%          42.7%        39.3%


    Consolidated Volume                                 207,261       197,085        225,268        240,447      870,061
    Consolidated Net Sales                        $     134,186     $ 129,067     $  146,955      $ 157,255   $  567,463
    Consolidated Gross Profit                            23,127        21,242         27,611         30,262      102,242
    Consolidated Gross Profit Margin                      17.2%         16.5%          18.8%          19.2%        18.0%

    Canadian Depreciation                                   682           691            689            693        2,755

    Selling, General & Administrative                     4,546         4,918          6,225          4,593       20,281

    Interest Expense (Net)                                  376           372            431            192        1,372

    Income Before Income Taxes                           17,523        15,260         20,266         24,785       77,834

    Taxes                                                 6,097         5,329          7,655          8,990       28,072
                                              --------------------------------------------------------------------------
    Net Income                                    $      11,426     $   9,931     $   12,611      $  15,794   $   49,763
                                              ==========================================================================
    EPS                                           $        0.37     $    0.32     $     0.40      $    0.50   $     1.58
                                              ==========================================================================
    Fully Diluted Shares Outstanding                 31,026,716    31,393,506     31,538,496     31,856,310


This historical financial information is for analytical purposes only. The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis

     o Restructuring charges are presented separately after-tax instead of included in Income (loss) from operations.

     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis

     o Canadian depreciation is presented separately instead of included in gross profit